UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 7, 2006

ADDVANTAGE TECHNOLOGIES GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

1-10799	73-1351610
(Commission File Number)	(IRS Employer Identification No.)

1221 E. Houston, Broken Arrow, Oklahoma	74012
(Address of Principal Executive Offices)	(Zip Code)

(918) 251-9121
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

    On August 7, 2006 ADDvantage Technologies Group, Inc. (the "Company") issued a press release announcing its financial results for its third quarter of fiscal 2006 that ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The information disclosed in this report, including Exhibit 99.1 hereto, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

ITEM 9.01 Financial Statements and Exhibits.

(c)    Exhibits.

      The following exhibit is furnished herewith:

99.1	Press Release dated August 7, 2006, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

ADDVANTAGE TECHNOLOGIES GROUP, INC.

Date: August 7, 2006	By: /s/ Kenneth A. Chymiak
Kenneth Chymiak
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	99.1 Press Release dated August 7, 2006, issued by the Company